AUBURN

NATIONAL BANCORPORATION,

INC AND SUBSIDIARIES
EXHIBIT

31.1
CERTIFICATION PURSUANT

TO

RULE 13a-14 OF THE

SECURITIES EXCHANGE

ACT OF 1934,

AS ADOPTED

PURSUANT

TO

SECTION 302 OF

THE SARBANES-OXLEY

ACT OF 2002

CERTIFICATION
I, Robert W. Dumas,

certify that:

1. I have reviewed

this Quarterly

Report on Form 10-Q

of Auburn National

Bancorporation, Inc.;

2. Based on

my knowledge,

this report does not

contain any

untrue statement of a

material fact or

omit to state a

material
fact necessary to make

the statements made,

in light of the

circumstances under which

such statements were

made, not
misleading

with respect to the period

covered by

this report;

3. Based on

my knowledge,

the financial

statements, and

other financial

information included

in this report, fairly

present in
all material respects the

financial

condition, results of

operations and

cash flows of

the registrant as

of, and for, the

periods
presented in

this report;

4. The registrant’s other certifying

officer and

I are responsible for establishing

and

maintaining disclosure controls

and
procedures (as defined

in Exchange

Act Rules

13a-15(e) and 15d-15(e)) and

internal control over

financial

reporting (as
defined in

Exchange Act

Rules 13a-15(f) and 15d-15(f)) for the

registrant and

have:

a)
Designed such

disclosure controls and

procedures, or caused

such disclosure controls

and

procedures to be
designed

under our supervision,

to ensure that

material information relating

to the registrant,

including

its
consolidated subsidiaries,

is made

known to us by

others within those entities,

particularly during

the period in
which this report is

being prepared;

b)
Designed such

internal control over

financial

reporting, or caused

such internal

control over financial

reporting to
be designed

under our supervision,

to provide reasonable

assurance regarding

the reliability of financial

reporting
and the preparation

of financial

statements for external purposes

in accordance

with

generally accepted
accounting

principles;

c)
Evaluated the

effectiveness of the registrant’s disclosure

controls and

procedures and

presented in

this report our
conclusions about the

effectiveness of the disclosure

controls and

procedures, as of

the end

of the period covered
by this report based

on such evaluation;

and

d)
Disclosed in

this report any

change in the

registrant’s internal control over

financial

reporting that

occurred
during the registrant’s most

recent fiscal quarter

(the registrant’s fourth

fiscal quarter

in the case

of an

annual
report) that has

materially affected, or is

reasonably

likely to materially

affect, the registrant’s internal

control
over financial

reporting; and

5. The registrant’s other certifying

officer and

I have disclosed, based

on our most recent evaluation

of internal control over
financial

reporting, to the

registrant’s auditors and the

audit committee of the

registrant’s board

of directors (or persons
performing the

equivalent

functions):

a)
All significant

deficiencies and

material weaknesses

in the design

or operation of internal

control over

financial
reporting which

are reasonably

likely to adversely

affect the registrant’s ability

to record, process, summarize

and
report financial information;

and

b)
Any fraud,

whether or not material,

that involves

management or other

employees who

have a significant

role in
the registrant’s internal control over

financial

reporting.

Date: November

9, 2022

/s/ Robert W. Dumas

Chairman, President and

Chief Executive

Officer